Exhibit 99.2 KNX 2Q21 Earnings Presentation

2 Disclosure This presentation, including documents incorporated herein by reference, will contain forward- looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward- looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. Please review our disclosures in filings with the United States Securities and Exchange Commission. Non-GAAP Financial Data This presentation includes the use of adjusted operating income, operating ratio, adjusted operating ratio, net income, adjusted earnings per share, adjusted pre-tax income, return on net tangible assets, EBITDA, adjusted EBITDA, available liquidity, and free cash flow, which are financial measures that are not in accordance with United States generally accepted accounting principles (“GAAP”). Each such measure is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors and lenders. While management believes such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. In addition, our use of these non-GAAP measures should not be interpreted as indicating that these or similar items could not occur in future periods. In addition, adjusted operating ratio excludes trucking segment fuel surcharges from revenue and nets these surcharges against fuel expense.

# KNX Overview

## Trucking

| | Q2 '21 | YTD 2021 |
|---|---|---|
| Revenue (ex. fuel surcharge and intersegment transactions) | $ 882.6M | $ 1,755.4M |
| Adjusted Operating Ratio [1] | 80.9 % | 81.3 % |

- 12,967 irregular route tractors, 5,067 dedicated tractors, and 60,858 combined trailers
- Dry Van, Refrigerated, Dedicated, Flatbed, Drayage, and Expedited service offerings

## Intermodal

| | Q2 '21 | YTD 2021 |
|---|---|---|
| Revenue (ex intersegment transactions) | $ 115.3M | $ 222.3M |
| Adjusted Operating Ratio [1] | 95.0 % | 95.8 % |

- 611 tractors and 10,842 containers

## Logistics

| | Q2 '21 | YTD 2021 |
|---|---|---|
| Revenue (ex intersegment transactions) | $ 162.2M | $ 277.9M |
| Adjusted Operating Ratio [1] | 91.1 % | 92.1 % |

## Shareholder Value

**YTD 2021**

- Free Cash Flow of $339M [2]
- Return on Net Tangible Assets of 18.4% [1]
- Repurchased $54M of our common stock
- $30M paid out in dividends
- Acquisitions of Eleos in Q1, UTXL in Q2, and AAA Cooper in July 2021

1 See GAAP to non-GAAP reconciliation in the schedules following this presentation
2 Free Cash Flow is a non-GAAP measure defined as net cash provided by operating activities, less net cash capital expenditures.

3

# Investment in Growth

**Acquisitions**

- **Abilene** - *Mar 2018* - Expands full truckload services
- **NTTS** - *Jul 2019* - Provides academy accreditation
- **Hayes** - *Jan 2020* - Adds footprint into warehousing space
- **Eleos** - *Feb 2021* - Provides modern in-cab technology for 3rd party carriers
- **UTXL** - *Jun 2021* - Adds expedited brokerage to our suite of services
- **AAA Cooper** *Jul 2021* - Provides first significant step into LTL market

**Organic Expansion**

- **Power-Only** - *Launched 2019* - 3rd party carriers utilize KNX trailers
  - 2021 expected revenue of $175M
- ***Select* platform** - *Launched 2020* - New 3rd party carrier platform
  - YTD 25K loads booked using *Select*
- **Leasing & Carrier Services** - *Launched 2020* - Leasing, Insurance, Maintenance
  - 2021 expected revenue of $96M

**Other Investments**

- **Truckmovers** - *Oct 2020* - 21% ownership, adds truck delivery service offering
- **Embark** - *Apr 2021* - Investment with tractor technology company

4

KNIGHT TRANSPORTATION SWIFT TRANSPORTATION

5 Second Quarter 2021 Comparative Results Adjustments • $12.0M in Q2 2021 and $11.5M in Q2 2020 of amortization expense from mergers and acquisitions • $0.9M in Q2 2021 of legal accruals • $0.7M in Q2 2021 of transaction fees • $0.4M in Q2 2020 of impairments • $10.0M in Q2 2020 for Covid-19 incremental costs 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation Knight-Swift Consolidated Q2 '21 Q2 '20 Change (Dollars in thousands, except per share data) Total revenue $ 1,315,701 $ 1,060,698 24.0 % Revenue xFSC $ 1,212,872 $ 997,597 21.6 % Operating income $ 191,115 $ 102,167 87.1 % Adj. Operating Income 1 $ 204,637 $ 123,960 65.1 % Net income attributable to Knight-Swift $ 152,804 $ 80,189 90.6 % Adj. Net income Attributable to Knight Swift 1 $ 162,998 $ 96,498 68.9 % Earnings per diluted share $ 0.92 $ 0.47 95.7 % Adj. EPS 1 $ 0.98 $ 0.57 71.9%

6 Operating Performance – Trucking • 42.8% year-over-year improvement in Adjusted Operating Income • 80.9% Adjusted Operating Ratio in Q2 2021 compared to 85.5% the previous year • 15.0% Revenue xFSC growth and a 75.7% Adjusted Operating Ratio in Swift Truckload • 13.7% Revenue xFSC growth and a 78.7% Adjusted Operating Ratio in Knight Trucking 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. Trucking Operating Statistics Q2 '21 Q2 '20 Change Average revenue per tractor $48,939 $44,366 10.3 % Average tractors 18,034 18,393 (2.0%) Average trailers 60,858 57,269 6.3 % Miles per tractor 20,913 22,741 (8.0%) Trucking Financial Metrics Q2 '21 Q2 '20 Change (Dollars in thousands) Revenue xFSC $882,560 $816,033 8.2 % Operating income $168,457 $107,788 56.3 % Adjusted Operating Income 1 $168,781 $118,166 42.8 % Operating ratio 82.9% 87.7% (480 bps) Adjusted Operating Ratio 1 80.9% 85.5% (460 bps)

7 Operating Performance – Logistics • 141.8% increase in Revenue (120.6% excluding the UTXL acquisition) • 372.5% increase in Operating income • 55.3% increase in load counts • 55.8% increase in revenue per load • Power-only revenue increased 410.5% from the prior year and now accounts for over 25% of total Q2 2021 volume • Over 4,500 carriers were digitally matched through our Select platform • Loads booked through Select increased 18% from Q1 2021 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. Operating Statistics Q2 '21 Q2 '20 Change Revenue per load $2,193 $1,408 55.8 % Gross margin 15.7% 15.7% — bps Logistics Financial Metrics Q2 '21 Q2 '20 Change (Dollars in thousands) Revenue ex intersegment $162,167 $67,066 141.8 % Operating income $14,356 $3,038 372.5 % Adjusted Operating Income $14,453 $3,038 375.7 % Operating ratio 91.4% 95.7% (430 bps) Adjusted Operating Ratio 1 91.1% 95.5% (440 bps)

8 Operating Performance – Intermodal • 39.4% increase in Revenue • $10.3M year-over-year improvement in Operating Income • 95.0% Operating Ratio during Q2 2021 compared with 105.4% the prior year • 19.9% increase in load counts from Q2 2020 • 16.3% year-over-year increase in average revenue per load Intermodal Operating Statistics Q2 '21 Q2 '20 Change Average revenue per load $2,616 $2,249 16.3 % Load count 44,073 36,769 19.9 % Average tractors 611 571 7.0 % Average containers 10,842 10,853 (0.1%) Intermodal Financial Metrics Q2 '21 Q2 '20 Change (Dollars in thousands) Revenue ex intersegment $115,294 $82,699 39.4 % Operating income (loss) $5,812 $(4,475) Adjusted Operating Income (Loss) 1 $5,812 $(4,410) Operating ratio 95.0% 105.4% (1,040 bps) Adjusted Operating Ratio 1 95.0% 105.3% (1,030 bps) 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation.

9 Operating Performance – Non-Reportable • 47.5% increase in Revenue driven by additional equipment leasing, warehousing activities, and expanded services provided to 3rd party carriers • $6.7M year-over-year improvement in Operating Income • Expect continued growth in revenue and operating income in the 2nd half of 2021 Non-Reportable Financial Metrics Q2 '21 Q2 '20 Change (Dollars in thousands) Revenue $66,795 $45,289 47.5 % Operating income (loss) $2,490 $(4,184)

10 Acquisition of AAA Cooper (ACT) • ACT acquired on July 5, 2021 • #15 on Transport Topics list of 2021 Top LTL carriers • Operations include less-than-truckload, dedicated, and other services • Approximately 70 Service Centers, with a terminal door count of over 3,400 • Nearly 3,000 Tractors and 7,000 Trailers (1) Net Debt is defined as amounts outstanding on revolvers, loans and notes payable, finance leases, and similar amounts outstanding under debt agreements, less unrestricted cash. (2) EBITDA is a non-GAAP measure. EBITDA is defined as net income (loss) before interest, income taxes, depreciation, and amortization. We cannot estimate on a forward-looking basis, the impact of certain income and expense items on EBITDA, because these items, which could be significant, may be infrequent, are difficult to predict, and may be highly variable. As a result, we do not provide a reconciliation to our estimate of EBITDA.

11 Market Outlook 2H21 and Beyond • We expect the unprecedented demand for over-the-road truckload capacity to continue throughout 2022 • Capacity expansion continues to be limited as new tractor builds are constrained by parts availability • Sourcing and retaining drivers will remain challenging and lead to additional driver wage inflation • The above factors should continue to support a favorable rate environment • Demand for power-only opportunities continues

12 2021 Guidance Increasing expected Adjusted EPS for the full year 2021 to $3.90 - $4.05 from $3.45 - $3.60 previously Guidance Assumptions • Over-the-road contract rate increases trending in the mid-teens • Recent acquisitions expected to add $0.16 to EPS in the second half of 2021 • Miles per truck will remain pressured by the driver shortage • Modest pressure on tractor count as sourcing drivers remains challenging • Continued strength in Logistics revenue growth • Intermodal revenue growth with improved margins • Inflationary pressure on driver wages, recruiting and hiring expenses • Tax rate of 25.0% - 27.0% for the full year 2021 • Net Cash Capex for the full year 2021 expected range of $500M - $550M

13 Appendix

# Non-GAAP Reconciliation

***Non-GAAP Reconciliation (Unaudited):***
***Adjusted Operating Income and Adjusted Operating Ratio [1]***

| | Quarter-to-Date June 30, | | Year-to-Date June 30, | |
|---|---|---|---|---|
| | 2021 | 2020 | 2021 | 2020 |
| | (Dollars in thousands) | | | |
| **GAAP Presentation** | | | | |
| Total revenue | $1,315,701 | $1,060,698 | $2,538,715 | $2,185,496 |
| Total operating expenses | (1,124,586) | (958,531) | (2,185,341) | (1,981,210) |
| Operating income | $ 191,115 | $ 102,167 | $ 353,374 | $ 204,286 |
| Operating ratio | 85.5 % | 90.4 % | 86.1 % | 90.7 % |
| | | | | |
| **Non-GAAP Presentation** | | | | |
| Total revenue | $1,315,701 | $1,060,698 | $2,538,715 | $2,185,496 |
| Trucking fuel surcharge | (102,829) | (63,101) | (192,738) | (160,804) |
| Revenue, excluding trucking fuel surcharge | 1,212,872 | 997,597 | 2,345,977 | 2,024,692 |
| | | | | |
| Total operating expenses | 1,124,586 | 958,531 | 2,185,341 | 1,981,210 |
| Adjusted for: | | | | |
| Trucking fuel surcharge | (102,829) | (63,101) | (192,738) | (160,804) |
| Amortization of intangibles [2] | (11,984) | (11,474) | (23,733) | (22,948) |
| Impairments [3] | — | (353) | — | (1,255) |
| Legal accruals [4] | (879) | — | (2,121) | — |
| COVID-19 incremental costs [5] | — | (9,966) | — | (12,259) |
| Transaction fees [6] | (659) | — | (659) | — |
| Adjusted Operating Expenses | 1,008,235 | 873,637 | 1,966,090 | 1,783,944 |
| Adjusted Operating Income | $ 204,637 | $ 123,960 | $ 379,887 | $ 240,748 |
| Adjusted Operating Ratio | 83.1 % | 87.6 % | 83.8 % | 88.1 % |

1 Pursuant to the requirements of Regulation G, this table reconciles consolidated GAAP operating ratio to consolidated non-GAAP Adjusted Operating Ratio.
2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the 2017 Merger and other acquisitions.
3 "Impairments" reflects the non-cash impairment of certain tractors (within the Trucking segment) and certain legacy trailers (within the non-reportable segments) as a result of a softer used equipment market during the second quarter of 2020, as well as impairment charges of trailer tracking equipment (within the Trucking segment) during the first quarter of 2020.
4 "Legal accruals" are included in "Miscellaneous operating expenses" in the condensed consolidated statements of comprehensive income and reflect costs related to certain class action lawsuits arising from employee and contract related matters.
5 "COVID-19 incremental costs" reflects costs incurred during 2020 that were directly attributable to the pandemic and were incremental to those incurred prior to the outbreak. These include payroll premiums paid to our drivers and shop mechanics, additional disinfectants and cleaning supplies, and various other pandemic-specific items. The costs are clearly separable from our normal business operations and are not expected to recur once the pandemic subsides.
6 "Transaction fees" consisted of legal and professional fees associated with the acquisitions of UTXL and ACT. The transaction fees are included within "Miscellaneous operating expenses" in the condensed consolidated statements of comprehensive income.

14

KNIGHT TRANSPORTATION SWIFT TRANSPORTATION

15 Non-GAAP Reconciliation Non-GAAP Reconciliation (Unaudited): Adjusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 Quarter-to-Date June 30, Year-to-Date June 30, 2021 2020 2021 2020 (Dollars in thousands, except per share data) GAAP: Net income attributable to Knight-Swift $ 152,804 $ 80,189 $ 282,594 $ 145,615 Adjusted for: Income tax expense attributable to Knight-Swift 51,783 26,815 97,112 51,369 Income before income taxes attributable to Knight-Swift 204,587 107,004 379,706 196,984 Amortization of intangibles 2 11,984 11,474 23,733 22,948 Impairments 3 — 353 — 1,255 Legal accruals 4 879 — 2,121 — COVID-19 incremental costs 5 — 9,966 — 12,259 Transaction fees 6 659 — 659 — Adjusted income before income taxes 218,109 128,797 406,219 233,446 Provision for income tax expense at effective rate (55,111) (32,299) (103,788) (60,743) Non-GAAP: Adjusted Net Income Attributable to Knight-Swift $ 162,998 $ 96,498 $ 302,431 $ 172,703 1 Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP net income attributable to Knight-Swift to non-GAAP consolidated Adjusted Net Income Attributable to Knight-Swift. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 3. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 4. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5. 6 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 6.

16 Non-GAAP Reconciliation Non-GAAP Reconciliation (Unaudited): Adjusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 Quarter-to-Date June 30, Year-to-Date June 30, 2021 2020 2021 2020 GAAP: Earnings per diluted share $ 0.92 $ 0.47 $ 1.69 $ 0.85 Adjusted for: Income tax expense attributable to Knight-Swift 0.31 0.16 0.58 0.30 Income before income taxes attributable to Knight-Swift 1.23 0.63 2.28 1.15 Amortization of intangibles 2 0.07 0.07 0.14 0.13 Impairments 3 — — — 0.01 Legal accruals 4 0.01 — 0.01 — COVID-19 incremental costs 5 — 0.06 — 0.07 Transaction fees 6 — — — — Adjusted income before income taxes 1.31 0.75 2.44 1.37 Provision for income tax expense at effective rate (0.33) (0.19) (0.62) (0.36) Non-GAAP: Adjusted EPS $ 0.98 $ 0.57 $ 1.81 $ 1.01 Note: Because the numbers reflected in the table above are calculated on a per share basis, they may not foot due to rounding. 1 Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP diluted earnings per share to non-GAAP consolidated Adjusted EPS. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 3. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 4. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5. 6 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 6.

# Non-GAAP Reconciliation

**Non-GAAP Reconciliation (Unaudited):**
**Segment Adjusted Operating Income and Adjusted Operating Ratio [1]**

| *Trucking Segment* | Quarter-to-Date June 30, 2021 | Quarter-to-Date June 30, 2020 | Year-to-Date June 30, 2021 | Year-to-Date June 30, 2020 |
|---|---|---|---|---|
| | (Dollars in thousands) | | | |
| **GAAP Presentation** | | | | |
| Total revenue | $ 985,858 | $ 879,369 | $1,948,805 | $1,798,430 |
| Total operating expenses | (817,401) | (771,581) | (1,621,865) | (1,583,308) |
| Operating income | $ 168,457 | $ 107,788 | $ 326,940 | $ 215,122 |
| Operating ratio | 82.9 % | 87.7 % | 83.2 % | 88.0 % |
| **Non-GAAP Presentation** | | | | |
| Total revenue | $ 985,858 | $ 879,369 | $1,948,805 | $1,798,430 |
| Fuel surcharge | (102,829) | (63,101) | (192,738) | (160,804) |
| Intersegment transactions | (469) | (235) | (693) | (509) |
| Revenue, excluding fuel surcharge and intersegment transactions | 882,560 | 816,033 | 1,755,374 | 1,637,117 |
| | | | | |
| Total operating expenses | 817,401 | 771,581 | 1,621,865 | 1,583,308 |
| Adjusted for: | | | | |
| Fuel surcharge | (102,829) | (63,101) | (192,738) | (160,804) |
| Intersegment transactions | (469) | (235) | (693) | (509) |
| Amortization of intangibles [2] | (324) | (324) | (648) | (648) |
| Impairments [3] | — | (153) | — | (1,055) |
| COVID-19 incremental costs [4] | — | (9,901) | — | (12,146) |
| Adjusted Operating Expenses | 713,779 | 697,867 | 1,427,786 | 1,408,146 |
| Adjusted Operating Income | $ 168,781 | $ 118,166 | $ 327,588 | $ 228,971 |
| Adjusted Operating Ratio | 80.9 % | 85.5 % | 81.3 % | 86.0 % |

1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio.
2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in historical Knight acquisitions.
3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 3.
4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5.

17

KNIGHT TRANSPORTATION SWIFT TRANSPORTATION

18 Non-GAAP Reconciliation Quarter-to-Date June 30, Year-to-Date June 30, Logistics Segment 2021 2020 2021 2020 GAAP Presentation (Dollars in thousands) Total revenue $ 166,737 $ 70,104 $ 285,624 $ 149,302 Total operating expenses (152,381) (67,066) (263,691) (142,545) Operating income $ 14,356 $ 3,038 $ 21,933 $ 6,757 Operating ratio 91.4% 95.7% 92.3% 95.5 % Non-GAAP Presentation Total revenue $ 166,737 $ 70,104 $ 285,624 $ 149,302 Intersegment transactions (4,570) (3,038) (7,735) (5,479) Revenue, excluding intersegment transactions 162,167 67,066 277,889 143,823 Total operating expenses 152,381 67,066 263,691 142,545 Adjusted for: Intersegment transactions (4,570) (3,038) (7,735) (5,479) Amortization of intangibles 2 (97) — (97) — Adjusted Operating Expenses 147,714 64,028 255,859 137,066 Adjusted Operating Income $ 14,453 $ 3,038 $ 22,030 $ 6,757 Adjusted Operating Ratio 91.1% 95.5% 92.1% 95.3 % Non-GAAP Reconciliation (Unaudited): Segment Adjusted Operating Income and Adjusted Operating Ratio 1 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the UTXL acquisition.

19 Non-GAAP Reconciliation Non-GAAP Reconciliation (Unaudited): Segment Adjusted Operating Income and Adjusted Operating Ratio 1 Quarter-to-Date June 30, Year-to-Date June 30, Intermodal Segment 2021 2020 2021 2020 GAAP Presentation (Dollars in thousands) Total revenue $ 115,378 $ 82,820 $ 222,444 $ 177,551 Total operating expenses (109,566) (87,295) (213,175) (184,763) Operating income (loss) $ 5,812 $ (4,475) $ 9,269 $ (7,212) Operating ratio 95.0% 105.4% 95.8% 104.1 % Non-GAAP Presentation Total revenue $ 115,378 $ 82,820 $ 222,444 $ 177,551 Intersegment transactions (84) (121) (179) (230) Revenue, excluding intersegment transactions 115,294 82,699 222,265 177,321 Total operating expenses 109,566 87,295 213,175 184,763 Adjusted for: Intersegment transactions (84) (121) (179) (230) COVID-19 incremental costs 2 — (65) — (113) Adjusted Operating Expenses 109,482 87,109 212,996 184,420 Adjusted Operating Income (Loss) $ 5,812 $ (4,410) $ 9,269 $ (7,099) Adjusted Operating Ratio 95.0% 105.3% 95.8% 104.0% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5.

20 Non-GAAP Reconciliation Non-GAAP Reconciliation (Unaudited): Return on Net Tangible Assets 1 June 30, 2021 2020 (Dollars in thousands) Total Assets $ 8,682,459 $ 8,279,028 Adjusted for: Intangible assets, net (1,403,483) (1,412,192) Goodwill (2,971,023) (2,922,970) Tangible Assets $ 4,307,953 $ 3,943,866 Total Liabilities $ 2,584,406 $ 2,513,439 Adjusted for: Revolving line of credit, finance lease obligations, and long-term debt (592,286) (686,917) Accounts receivable securitization (278,372) (164,840) Deferred income tax liabilities (806,398) (792,839) Non-Interest Bearing Liabilities, excluding deferred income tax liabilities $ 907,350 $ 868,843 Net Tangible Assets $ 3,400,603 $ 3,075,023 Average Net Tangible Assets $ 3,237,813 Adjusted Net Income $ 595,875 Return on Net Tangible Assets 18.4% 1 Pursuant to the requirements of Regulation G, this table reconciles Total Assets and Total Liabilities to Average Net Tangible Assets.

# Non-GAAP Reconciliation

**Non-GAAP Reconciliation (Unaudited):**
**Adjusted Income Before Income Taxes and Adjusted Net Income [1]**

| | Year-to-Date June 30, 2021 | Year-to-Date December 31, 2020 | Year-to-Date June 30, 2020 | TTM June 30, 2021 |
|---|---|---|---|---|
| | | (Dollars in thousands) | | |
| GAAP: Net income attributable to Knight-Swift | $ 282,594 | 410,002 | 145,615 | 546,981 |
| Adjusted for: | | | | |
| Income tax expense attributable to Knight-Swift | 97,112 | 149,676 | 51,369 | 195,419 |
| Income before income taxes attributable to Knight-Swift | 379,706 | 559,678 | 196,984 | 742,400 |
| Amortization of intangibles [2] | 23,733 | 45,895 | 22,948 | 46,680 |
| Change in fair value of deferred earnout [3] | — | 6,730 | — | 6,730 |
| Impairments [4] | — | 5,335 | 1,255 | 4,080 |
| Legal accruals [5] | 2,121 | 6,160 | — | 8,281 |
| COVID-19 incremental costs [6] | — | 12,259 | 12,259 | — |
| Transaction fees [7] | 659 | — | — | 659 |
| Adjusted income before income taxes | 406,219 | 636,057 | 233,446 | 808,830 |
| Provision for income tax expense at effective rate | (103,788) | (169,910) | (60,743) | (212,955) |
| Non-GAAP Adjusted Net Income Attributable to Knight Swift | $ 302,431 | $ 466,147 | $ 172,703 | $ 595,875 |

1. Pursuant to the requirements of Regulation G, this table reconciles Knight-Swift's GAAP Income before income taxes to Knight-Swift's non-GAAP Adjusted Income before Income Taxes and Adjusted Net Income.
2. "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the 2017 Merger and other acquisitions.
3. "Change in fair value of deferred earnout" reflects the expense for the change in fair value of a deferred earnout related to the acquisition of a warehousing company, which is recorded in "Miscellaneous operating expenses."
4. "Impairments" reflects the non-cash impairments:
   - Year-to-date 2020 includes impairments related to investments in certain alternative fuel technology (within the non-reportable segments), certain tractors (within the Trucking segment), certain legacy trailers (within the non-reportable segments) as a result of a softer used equipment market, and trailer tracking equipment (within the Trucking segment).
5. "Legal accruals" reflects costs incurred in the first quarter of 2021 and the third quarter of 2020 related to certain class action lawsuits involving pre-merger employment-related claims that were previously disclosed by Swift.
6. Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5.
7. Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 6.

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KNIGHT TRANSPORTATION SWIFT TRANSPORTATION

22 Non-GAAP Reconciliation (Unaudited): Net Leverage and Leverage Ratio 1 2 Non-GAAP Reconciliation June 30, 2021 (Dollars in thousands) Term loan $ 300,000 Revolving line of credit 55,000 Accounts receivable securitization 279,000 Other secured debt and finance leases 238,067 Total face value of debt 872,067 Unrestricted cash and cash equivalents (179,032) Non-GAAP: Net Leverage $ 693,035 Non-GAAP: Adjusted EBITDA TTM June 30, 2021 $ 1,287,962 Non-GAAP: Leverage Ratio 0.54 1 Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP net income attributable to Knight-Swift to non-GAAP consolidated EBITDA, Adjusted EBITDA, Net Leverage, and Leverage Ratio 2 Leverage Ratio is calculated in accordance with the provisions of Knight-Swift's senior credit facility.

23 1 Pursuant to the requirements of Regulation G, this table reconciles consolidated GAAP net income to consolidated non-GAAP EBITDA and Adjusted EBITDA. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Income Before Income Taxes and Adjusted Net Income – footnote 2. 3 "Other non-cash gains, net" includes unrealized positions on equity securities, and other various items. Non-GAAP Reconciliation (Unaudited): Earnings before Interest, Taxes, Depreciation and Amortization ("EBITDA") and Adjusted EBITDA 1 Non-GAAP Reconciliation Year-to-Date June 30, 2021 Year-to-Date December 31, 2020 Year-to-Date June 30, 2020 TTM June 30, 2021 (Dollars in thousands) GAAP: Net income $ 282,978 $ 410,635 $ 146,050 $ 547,563 Adjusted for: Depreciation and amortization of property and equipment 243,521 460,775 224,822 479,474 Amortization of intangibles 23,733 45,895 22,948 46,680 Interest expense 6,793 17,309 10,128 13,974 Interest income (564) (1,928) (1,269) (1,223) Income tax expense 97,112 149,676 51,369 195,419 Non-GAAP: EBITDA 653,573 1,082,362 454,048 1,281,887 Impairments 2 — 5,335 1,255 4,080 Stock compensation expense 19,194 19,639 8,363 30,470 Other non-cash gains, net 3 (24,793) (4,083) (401) (28,475) Non-GAAP: Adjusted EBITDA $ 647,974 $ 1,103,253 $ 463,265 $ 1,287,962